Exhibit 99

                             JOINT FILER INFORMATION


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Joint Filer Name:                          Polaris Venture Partners III, L.P.
Relationship to Issuer:                    10% Owner
Address:                                   1000 Winter Street, Suite 3350
                                           Waltham, MA  02451
Designated Filer:                          Polaris Venture Management Co. III,
                                            L.L.C.
Date of Event Requiring Statement:         10/26/2004
Issuer Name and Ticker or Trading Symbol:  Alnylam Pharmaceuticals Inc. (ALNY)

Signature                                  POLARIS VENTURE PARTNERS III, L.P.
                                           By:   Polaris Venture Management Co.
                                                  III L.L.C.
                                                 Its General Partner

                                           By:   /s/ Kevin Littlejohn
                                              ----------------------------------
                                                 Authorized Signatory


Joint Filer Name:                          Polaris Venture Partners
                                            Entrepreneurs' Fund III, L.P
Relationship to Issuer:                    10% Owner
Address:                                   1000 Winter Street, Suite 3350
                                           Waltham, MA  02451
Designated Filer:                          Polaris Venture Management Co. III,
                                            L.L.C.
Date of Event Requiring Statement:         10/26/2004
Issuer Name and Ticker or Trading Symbol:  Alnylam Pharmaceuticals Inc. (ALNY)

Signature                                  POLARIS VENTURE PARTNERS
                                            ENTREPRENEURS' FUND III, L.P.
                                           By:   Polaris Venture Management Co.
                                                  III L.L.C.
                                                 Its General Partner

                                           By:   /s/ Kevin Littlejohn
                                              ----------------------------------
                                                 Authorized Signatory


Joint Filer Name:                          Polaris Venture Partners Founders'
                                            Fund III, L.P
Relationship to Issuer:                    10% Owner
Address:                                   1000 Winter Street, Suite 3350
                                           Waltham, MA  02451
Designated Filer:                          Polaris Venture Management Co. III,
                                            L.L.C.
Date of Event Requiring Statement:         10/26/2004
Issuer Name and Ticker or Trading Symbol:  Alnylam Pharmaceuticals Inc. (ALNY)

Signature                                  POLARIS VENTURE PARTNERS FOUNDERS'
                                            FUND III, L.P.
                                           By:   Polaris Venture Management Co.
                                                  III L.L.C.
                                                 Its General Partner

                                           By:   /s/ Kevin Littlejohn
                                              ----------------------------------
                                                 Authorized Signatory


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Joint Filer Name:                         Stephen D. Arnold
Relationship to Issuer:                   10% Owner, as managing member of PVM
                                          III, the general partner of PVP III,
                                          PVPEF III and PVPFF III (the reporting
                                          person disclaims beneficial ownership
                                          of the reported securities except to
                                          the extent of his pecuniary interest
                                          therein)
Address:                                  1000 Winter Street, Suite 3350
                                          Waltham, MA  02451
Designated Filer:                         Polaris Venture Management Co. III,
                                           L.L.C.
Date of Event Requiring Statement:        10/26/2004
Issuer Name and Ticker or Trading Symbol: Alnylam Pharmaceuticals Inc. (ALNY)

Signature                                 STEPHEN D. ARNOLD

                                          By:      /s/ Kevin Littlejohn
                                             -----------------------------------
                                              Kevin Littlejohn, Attorney-in-Fact

Joint Filer Name:                         Jonathan A. Flint
Relationship to Issuer:                   10% Owner, as managing member of PVM
                                          III, the general partner of PVP III,
                                          PVPEF III and PVPFF III (the reporting
                                          person disclaims beneficial ownership
                                          of the reported securities except to
                                          the extent of his pecuniary interest
                                          therein)
Address:                                  1000 Winter Street, Suite 3350
                                          Waltham, MA  02451
Designated Filer:                         Polaris Venture Management Co. III,
                                           L.L.C.
Date of Event Requiring Statement:        10/26/2004
Issuer Name and Ticker or Trading Symbol: Alnylam Pharmaceuticals Inc. (ALNY)

Signature                                 JONATHAN A. FLINT

                                          By:      /s/ Kevin Littlejohn
                                             -----------------------------------
                                              Kevin Littlejohn, Attorney-in-Fact


Joint Filer Name:                         Terrance G. McGuire
Relationship to Issuer:                   10% Owner, as managing member of PVM
                                          III, the general partner of PVP III,
                                          PVPEF III and PVPFF III (the reporting
                                          person disclaims beneficial ownership
                                          of the reported securities except to
                                          the extent of his pecuniary interest
                                          therein)
Address:                                  1000 Winter Street, Suite 3350
                                          Waltham, MA  02451
Designated Filer:                         Polaris Venture Management Co. III,
                                           L.L.C.
Date of Event Requiring Statement:        10/26/2004
Issuer Name and Ticker or Trading Symbol: Alnylam Pharmaceuticals Inc. (ALNY)

Signature                                 TERRANCE G. MCGUIRE

                                          By:      /s/ Kevin Littlejohn
                                             -----------------------------------
                                              Kevin Littlejohn, Attorney-in-Fact



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Joint Filer Name:                         Alan G. Spoon
Relationship to Issuer:                   10% Owner, as managing member of PVM
                                          III, the general partner of PVP III,
                                          PVPEF III and PVPFF III (the reporting
                                          person disclaims beneficial ownership
                                          of the reported securities except to
                                          the extent of his pecuniary interest
                                          therein)
Address:                                  1000 Winter Street, Suite 3350
                                          Waltham, MA  02451
Designated Filer:                         Polaris Venture Management Co. III,
                                           L.L.C.
Date of Event Requiring Statement:        10/26/2004
Issuer Name and Ticker or Trading Symbol: Alnylam Pharmaceuticals Inc. (ALNY)

Signature                                 ALAN G. SPOON

                                          By:      /s/ Kevin Littlejohn
                                             -----------------------------------
                                              Kevin Littlejohn, Attorney-in-Fact

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